UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2026
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860	81-3434516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1678 S. Pioneer Road, Salt Lake City, Utah		84104
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On October 28, 2026, Varex Imaging Corporation, a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of August 10, 2026 (the “Merger Agreement”), by and among the Company, Teledyne Technologies Incorporated, a Delaware corporation (“Parent”), and Detect Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for the acquisition of the Company by Parent by means of a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.
As of the close of business on September 16, 2026, the record date for the Special Meeting, there were 42,463,446 shares of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), outstanding and entitled to vote at the Special Meeting, each of which was entitled to one vote per share with respect to each proposal voted on at the Special Meeting. Based on the preliminary voting results, a total of 32,533,124 shares of Company Common Stock were present or represented by proxy at the Special Meeting, representing approximately 77% of the outstanding shares of Company Common Stock entitled to vote, which constituted a quorum to conduct business at the Special Meeting.
At the Special Meeting, the Company’s stockholders considered the following proposals, each as described in the definitive proxy statement on Schedule 14A related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 21, 2026, as supplemented by the additional definitive proxy soliciting materials filed by the Company with the SEC on October 22, 2026: (1) to adopt the Merger Agreement, by and among the Company, Parent and Merger Sub; (2) to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and (3) to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).
The preliminary voting results for the proposal to adopt the Merger Agreement and for the Compensation Proposal are described below and both proposals were approved. There were no recorded broker non-votes. The Adjournment Proposal was not submitted to the Company’s stockholders for approval at the Special Meeting because there was a quorum present at the Special Meeting and there were sufficient votes to approve the proposal to adopt the Merger Agreement. The Company will file an amendment to this Current Report on Form 8-K once the final voting results are available.

	For	Against	Abstain
Proposal 1: Adoption of the Merger Agreement	32,425,422	30,031	77,671
Proposal 2: The Compensation Proposal	25,087,617	7,406,846	38,661
Pursuant to the terms of the Merger Agreement, consummation of the Merger remains subject to various closing conditions, including, among others, (1) the receipt of required regulatory approvals and expiration of applicable waiting periods, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearance under applicable foreign merger control laws and foreign investment laws; and (2) the absence of any order, judgment, injunction, or determination of a governmental entity or applicable law preventing or prohibiting the consummation of the Merger. Each party’s obligation to consummate the Merger is also subject to certain additional conditions, including the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to certain qualifiers), the other party’s compliance with its covenants and agreements contained in the Merger Agreement in all material respects to the extent such covenants and agreements are required to be performed or complied with by such party prior to or at the closing, and the other party’s delivery of a customary officer’s certificate. In addition, Parent’s obligation to consummate the Merger is subject to the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) having occurred with respect to the Company since the date of the Merger Agreement.
Cautionary Statement Regarding Forward-Looking Statements
Statements in this Current Report on Form 8-K (this “Form 8-K”) that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Such statements are based on management’s expectations as of the date they are made and are not guarantees of future results. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” “believe,” “continue,” “could,” “expect,” “may,” “should,” “intend,” “seek,” “estimate,” “plan,” “target,” “project,” “likely,” “will,” “future” or other similar words or phrases. These risks and uncertainties include, but are not limited to, factors such as: (i) the ability to obtain regulatory approval and meet other closing conditions to the proposed transaction on the expected timeframe or at all; (ii) potential adverse reactions or changes to business relationships, operating results, financial results and the business generally resulting from the announcement, pendency or inability to complete the proposed transaction on the expected timeframe or at all; (iii) actual or threatened litigation relating to the proposed transaction or otherwise; (iv) the inability to retain key personnel, management or customers, or potential diminished productivity due to the impact of the proposed transaction on the Company’s current and prospective employees, key management, customers and other business partners; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) unexpected delays, costs, charges, fees or expenses resulting from the proposed transaction or the assumption of undisclosed liabilities related thereto; (vii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (viii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed; (ix) the risk that certain restrictions during the pendency of the proposed transaction may affect the Company’s ability to pursue certain business opportunities or strategic transactions; (x) actions by competitors; (xi) general adverse economic, political, social and security conditions in the regions in which the Company and Parent operate; and (xii) the other risks and uncertainties discussed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and in other documents that the Company subsequently files from time to time with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: October 29, 2026	By:	/s/ Matthew A. Martinez
Name: Matthew A. Martinez
Title: Chief Legal Officer and Corporate Secretary